EFFECTIVE April 20, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 14, 2005



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Minnesota                    0-944                 41-0783184
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission           (I.R.S. Employer
      of incorporation)            file number)         Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Section 1 - Registrant's Business and Operations
     Item 1.01 Entry into a Material Definitive Agreement.

The Company maintains an Incentive Compensation Program ("the Program") for its Officers and other key management and technical employees. For fiscal year 2005 the Program provides target cash bonus and stock option awards for the Corporation's Officers based on corporate and individual performance as measured against specified goals and objectives, in the following amounts:

-------------------------------------------- ------------- ---------------------
Name and Title                                Target Cash   Target Stock Option
                                                Bonus ($)        (# Shares)
-------------------------------------------- ------------- ---------------------
Robert G. Dutcher, Chairman, CEO, President     173,000            55,000
-------------------------------------------- ------------- ---------------------
Eapen Chacko, VP, Finance and CFO               103,800            23,000
-------------------------------------------- ------------- ---------------------
Irving R. Colacci, VP, Legal Affairs &
 Human Resources, General Counsel and
 Secretary                                       94,600            23,000
-------------------------------------------- ------------- ---------------------
James G, Gustafson, VP, Research,
 Development and Engineering                    111,000            23,000
-------------------------------------------- ------------- ---------------------
Robert J. Scott, VP, Manufacturing and IT       102,500            23,000
-------------------------------------------- ------------- ---------------------
Shawn F. McCarrey, VP, Worldwide Sales           54,400            23,000
-------------------------------------------- ------------- ---------------------

The Compensation Committee of the Company's Board of Directors, at its April 14, 2005 meeting, approved a revision to the Program for Executive Officers as it relates to target cash bonus compensation. The revised Plan for fiscal year 2005 replaces 40% of each Officer's target cash bonus compensation amount with restricted stock to be awarded at the end of the fiscal year. The number of shares of restricted stock to be awarded will be determined based on the achievement of individual and corporate performance that would have resulted in a cash bonus and will be equal in value to the 40% of cash bonus foregone divided by $13 per share. The restricted stock to be awarded will vest if and when the stock achieves a value of $13 per share or three years following the date of grant, whichever event shall first occur. A total value of $255,720 of cash compensation would be awarded in the form of 19,670 shares of restricted stock granted to six individuals in the event that corporate and individual performance is determined to be 100% of specified goals and objectives. The total amount granted will be greater or lesser than the target amount in the event that performance is assessed at greater or lesser than 100%.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 20, 2005
                                           POSSIS MEDICAL, INC.



                                           By: /s/ Irving R. Colacci
                                               ---------------------
                                               Irving R. Colacci
                                               Vice President, Legal Affairs &
                                               Human Resources, General Counsel
                                               and Secretary